Olivia Nelligan Executive vice president, chief financial officer and chief strategy officer

Forward-looking statements This document and other CHS Inc. publicly available documents contain, and CHS officers and representatives may from time to time make, "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on CHS current beliefs, expectations and assumptions regarding the future of its businesses, financial condition and results of operations, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of CHS control. CHS actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not place undue reliance on any of these forward-looking statements. Important factors that could cause CHS actual results and financial condition to differ materially from those indicated in the forward- looking statements are discussed or identified in CHS filings made with the U.S. Securities and Exchange Commission, including in the "Risk Factors" discussion in Item 1A of CHS Annual Report on Form 10-K for the fiscal year ended August 31, 2024. These factors may include: changes in commodity prices; the impact of government policies, mandates, regulations and trade agreements; global and regional political, economic, legal and other risks of doing business globally; the ongoing war between Russia and Ukraine; the escalation of conflict in the Middle East; the impact of inflation; the impact of epidemics, pandemics, outbreaks of disease and other adverse public health developments; the impact of market acceptance of alternatives to refined petroleum products; consolidation among our suppliers and customers; nonperformance by contractual counterparties; changes in federal income tax laws or our tax status; the impact of compliance or noncompliance with applicable laws and regulations; the impact of any governmental investigations; the impact of environmental liabilities and litigation; actual or perceived quality, safety or health risks associated with our products; the impact of seasonality; the effectiveness of our risk management strategies; business interruptions, casualty losses and supply chain issues; the impact of workforce factors; our funding needs and financing sources; financial institutions’ and other capital sources’ policies concerning energy-related businesses; technological improvements that decrease the demand for our agronomy and energy products; our ability to complete, integrate and benefit from acquisitions, strategic alliances, joint ventures, divestitures and other nonordinary course-of-business events; security breaches or other disruptions to our information technology systems or assets; the impact of our environmental, social and governance practices, including failures or delays in achieving our strategies or expectations related to climate change or other environmental matters; the impairment of long-lived assets; the impact of bank failures; and other factors affecting our businesses generally. Any forward- looking statements made by CHS in this document are based only on information currently available to CHS and speak only as of the date on which the statement is made. CHS undertakes no obligation to update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise except as required by applicable law.

$0 $10 $20 $30 $40 $50 FY2020 FY2021 FY2022 FY2023 FY2024 Revenue $39.3 ($ in billions)

$0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 FY2020 FY2021 FY2022 FY2023 FY2024 $1,102 Net Income ($ in millions)

CHS Pretax Income Fiscal year ended Aug. 31, 2024 ($ in thousands) 2024 2023 CHANGE Energy $429,053 $1,075,443 ($646,390)

CHS Pretax Income Fiscal year ended Aug. 31, 2024 ($ in thousands) 2024 2023 CHANGE Energy 429,053 1,075,443 (646,390) Ag $342,677 $411,808 ($69,131)

CHS Pretax Income Fiscal year ended Aug. 31, 2024 ($ in thousands) 2024 2023 CHANGE Energy 429,053 1,075,443 (646,390) Ag 342,677 411,808 (69,131) Nitrogen production $151,235 $260,760 ($109,525)

CHS Pretax Income Fiscal year ended Aug. 31, 2024 ($ in thousands) 2024 2023 CHANGE Energy 429,053 1,075,443 (646,390) Ag 342,677 411,808 (69,131) Nitrogen production 151,235 260,760 (109,525) Corporate and other $174,822 $259,768 ($84,946)

($ in thousands) 2024 2023 CHANGE Energy 429,053 1,075,443 (646,390) Ag 342,677 411,808 (69,131) Nitrogen production 151,235 260,760 (109,525) Corporate and other 174,822 259,768 (84,946) Pretax income 1,097,787 2,007,779 (909,992) CHS Net Income Fiscal year ended Aug. 31, 2024 Income tax (benefit) expense ($4,872) $107,655 ($112,527)

($ in thousands) 2024 2023 CHANGE Energy 429,053 1,075,443 (646,390) Ag 342,677 411,808 (69,131) Nitrogen production 151,235 260,760 (109,525) Corporate and other 174,822 259,768 (84,946) Pretax income 1,097,787 2,007,779 (909,992) Income tax (benefit) expense (4,872) 107,655 (112,527) Noncontrolling interests 340 (314) 654 CHS Net Income Fiscal year ended Aug. 31, 2024 Net income $1,102,319 $1,900,438 ($798,119)

cash returns* $300 million cash patronage $300 million equity redemptions *estimated cash returns to owners last 3 years

equity certificates $77 million qualified equity $283 million nonqualified equity

Cash Total Bulk fertilizer (tons) $8.30 $18.24 Focused crop protection (dollars) $0.10 $0.21 Canola (hundredweight) $1.28 $2.81 Corn (bushels) $0.02 $0.04 Soybean (bushels) $0.07 $0.16 Soybean meal (tons) $2.50 $5.49 Refined fuels (gallons) $0.05 $0.10 Premium diesel (gallons) $0.06 $0.12 Propane (gallons) $0.01 $0.03 Commissions – CHS Hedging (dollars) $0.18 $0.40 *estimated FY24 Wholesale patronage rates*